Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report on Form 20-F for the year ended December 31, 2005 of Vivendi, S.A. (the “Registrant”), as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Jacques Espinasse, Chief Financial Officer and member of the Management Board of the Registrant certify, pursuant to 18. U.S.C.1350, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jacques Espinasse
Jacques Espinasse
Chief Financial Officer and member of the Management Board June 29, 2006